UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2016

OM Asset Management plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ground Floor, Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

Quarter Ended June 30, 2016

As of June 30, 2016, OM Asset Management plc (the “Company”) had assets under management (“AUM”) of $218.8 billion, an increase of $0.8 billion, or 0.4%, as compared to the Company's AUM as of March 31, 2016 and an increase of $6.4 billion, or 3.0%, as compared to the Company's AUM as of December 31, 2015. The Company's outstanding indebtedness from third party borrowings was $50.0 million as of June 30, 2016.

The information in this Item 2.02 and the information in Item 7.01 to this Current Report on Form 8-K is being furnished in accordance with Item 2.02 and Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing.

ITEM 7.01	Regulation FD Disclosure.

The information disclosed in Item 2.02 to this Current Report on Form 8-K is hereby incorporated by reference into this Item 7.01 to this Current Report on Form 8-K.

ITEM 8.01	Other Events.

The following risk factor is provided to update the risk factors of the Company previously disclosed in the periodic reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2015 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016:

A U.K. exit from the European Union could adversely impact our business.

On June 23, 2016, U.K. citizens voted in a referendum to leave the European Union. The consequences of this vote, and the possible exit of the U.K., together with what may be protracted negotiations around the terms of any exit, are uncertain. The exit of the U.K. from the European Union and the uncertainty regarding the form and timing of such exit may have adverse effects on the U.K., European and worldwide economy and market conditions and contribute to currency exchange fluctuations. Although an immaterial portion of our revenue is impacted by changes in value of the British pound, any negative impact to overall investor confidence or instability in the global macroeconomic environment could have an adverse economic impact on our results from operations. In addition, a withdrawal of the U.K. from the European Union could lead to legal uncertainty and potential regulatory changes. The effect of any of these risks, were they to materialize, is difficult to quantify, but could increase our operating and compliance costs and could negatively impact the value of our securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	July 20, 2016	OM ASSET MANAGEMENT PLC

		By:	/s/ STEPHEN H. BELGRAD
		Name:	Stephen H. Belgrad
		Title:	Executive Vice President and Chief Financial Officer